UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2013

NOVAGEN SOLAR INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On April 3, 2013, the registrant’s board of directors dismissed DFK Collins, Chartered Accountants, as the Registrant’s independent registered public accounting firm.

The report of DFK Collins dated September 14, 2012, regarding the financial report of Renegade Streetwear Pty Ltd., which comprised the statement of financial position as at 31 December 2011, the statement of comprehensive income, statement of changes in equity and statement of cash flows for the period ended on that date, a summary of significant accounting policies, other explanatory notes and the directors’ declaration (the “Report”), did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the recent fiscal years ending December 31, 2011 and 2010 and through the date of this Current Report, there has been no (i) disagreement with DFK Collins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DFK Collins, would have caused DFK Collins to make reference to the subject matter of the disagreement in connection with the Report; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided DFK Collins with a copy of the above disclosures and requested that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of DFK Collins’ letter, received by the Registrant on April 3, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On April 3, 2013, the Board of Directors of Registrant approved the engagement of MaloneBailey LLP as the Registrant’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2011 and 2010, and through the date of this Current Report, the Registrant has not consulted MaloneBailey regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of DFK Collins, dated April 3, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.

/s/ Micheal P. Nugent
Micheal P. Nugent
President & CEO
Date: April 8, 2013